                      SCHEDULE OF EXECUTED LEASE AGREEMENTS
                        SHOWING MATERIAL VARIATIONS FROM
                             FORM OF LEASE AGREEMENT

                           (AS OF SEPTEMBER 30, 1998)

                          (Dollar Amounts in Thousands)


                                                                                                     Annual
                                                                                                Percentage Rent
                                                                                               ------------------
Hotel Location/Franchise/                                                                                              Suite
-------------------------                                       Commencement     Annual          First    Second      Revenue
Manager (1)                         Lessor (2)    Lessee (3)        Date       Base Rent (4)   Tier (5)   Tier (6)   Breakpoint (4)
-----------                         ----------    ----------    ------------   -------------   --------   --------   --------------
Dallas (Park Central), TX                                          7/28/94             $1,477     17%        65%          $3,590
Jacksonville, FL                                                   7/28/94                882     17%        65%           3,490
Nashville, TN                                                      7/28/94              1,667     17%        65%           4,290
Orlando (North), FL                                                7/28/94              1,571     19%        65%           2,650
Orlando (South), FL                                                7/28/94              1,413     17%        65%           4,580
Tulsa, OK                                                          7/28/94              1,268     19%        65%           2,770
New Orleans, LA                                                    12/1/94              1,960     19%        65%           4,290
Flagstaff, AZ                                                      2/15/95                570     17%        65%           1,160
Dallas (Love Field), TX (7)                                        3/29/95              1,836     17%        65%           3,060
Boston-Marlborough, MA                                 (8)         6/30/95                720     19%        65%             940
Corpus Christi, TX                                                 7/19/95              1,000     17%        65%           1,495
Brunswick, GA                                                      7/19/95              1,000     17%        65%           1,350
Chicago-Lombard, IL                     (9)                        8/1/95               1,900     17%        65%           3,270
Burlingame (SF Airport), CA             (10)                       11/6/95              3,147     17%        65%           3,174
Minneapolis (Airport) MN                (10)                       11/6/95              2,778     17%        65%           2,138
Minneapolis (Downtown), MN              (10)                      11/15/95              1,387     17%        65%           2,091
St. Paul, MN                            (11)                      11/15/95              1,085     17%        65%           3,115
Boca Raton, FL (12)                     (10)                      11/15/95                654     17%        65%           1,421
Tampa (Rocky Point), FL (12)            (10)                      11/15/95                786     17%        65%           1,287
Cleveland, OH                           (10)                      11/17/95              1,258     17%        65%           4,929
Anaheim, CA                             (10)                       1/3/96               1,272     17%        65%           2,062
Baton Rouge, LA                         (10)                       1/3/96               1,204     17%        65%           2,281
Birmingham, AL                          (10)                       1/3/96               1,898     17%        65%           1,273
Deerfield Beach, FL                     (10)                       1/3/96               2,163     17%        65%           2,568

                                                                                                     Annual
                                                                                                Percentage Rent
                                                                                               ------------------
Hotel Location/Franchise/                                                                                              Suite
-------------------------                                       Commencement     Annual          First    Second      Revenue
Manager (1)                         Lessor (2)    Lessee (3)        Date       Base Rent (4)   Tier (5)   Tier (6)   Breakpoint (4)
-----------                         ----------    ----------    ------------   -------------   --------   --------   --------------
Ft. Lauderdale, FL                      (10)                          1/3/96           3,228     17%          65%           1,969
Miami (Airport), FL                     (10)                          1/3/96           2,222     17%          65%           2,882
Milpitas, CA                            (10)                          1/3/96           2,143     17%          65%           1,402
Phoenix (Camelback), AZ                 (10)                          1/3/96           2,812     17%          65%           1,428
South San Francisco (SF Airport),       (10)                          1/3/96           1,876     17%          65%           3,103
CA
Piscataway, NJ                                                        1/10/96          1,355     17%          65%           3,574
Lexington, KY (13)                                                    1/10/96          1,149     17%          65%           2,135
Beaver Creek, CO                                                      2/20/96            375     17%          65%           2,284
Boca Raton, FL                                                        2/28/96          1,368     17%          65%           3,670
Los Angeles (LAX), CA                   (14)                          3/27/96          1,600     17%          65%           4,130
Mandalay Beach, CA                      (10)                          5/8/96           1,927     17%          65%           2,909
Napa, CA                                (10)                          5/8/96           1,215     17%          65%           3,145
Deerfield, IL (15)                                    (16)            6/20/96          1,743     17%          65%           2,505
San Rafael, CA                          (18)          (16)            7/18/96          2,107     17%          65%           2,917
Parsippany, NJ                          (19)          (16)            7/31/96          2,440     17%          65%           3,930
Charlotte, NC                           (20)          (16)            9/12/96          2,200     17%          65%           3,353
Indianapolis, IN                        (21)          (16)            9/12/96          1,470     17%          65%           2,794
Atlanta (Buckhead), GA                                (16)           10/17/96          3,667     17%          65%           3,872
Myrtle Beach, SC                                      (16)            12/5/96          1,963     17%          65%           6,236
San Antonio, TX                         (22)          (17)            2/1/97           1,400     17%          65%           2,474
Raleigh, NC                             (23)          (17)            2/1/97           2,100     17%          65%           2,711
Overland Park, KS                       (24)          (17)            2/1/97           1,600     17%          65%           2,114
Secaucus, NJ                            (25)          (17)            2/1/97           2,400     17%          65%           4,788
Kansas City, MO                         (26)          (17)            2/1/97           2,100     17%          65%           2,976
Covina, CA                              (27)          (17)            2/1/97             900     17%          65%           3,066
Austin, TX                              (28)          (17)            2/1/97           2,200     17%          65%           2,378
Atlanta (Perimeter Center), GA          (29)          (17)            2/1/97           2,300     17%          65%           2,949

                                                                                                     Annual
                                                                                                Percentage Rent
                                                                                               ------------------
Hotel Location/Franchise/                                                                                              Suite
-------------------------                                       Commencement     Annual          First    Second      Revenue
Manager (1)                         Lessor (2)    Lessee (3)        Date       Base Rent (4)   Tier (5)   Tier (6)   Breakpoint (4)
-----------                         ----------    ----------    ------------   -------------   --------   --------   --------------
Bloomington, MN (12)                                  (17)        2/1/97               1,800      17%          65%           2,468
Omaha, NE (12)                                        (17)        2/1/97               1,400      17%          65%           1,703
Los Angeles (LAX North), CA                           (17)        2/18/97              1,669      17%          65%           3,176
Dana Point, CA (12)                                   (17)        2/20/97                992      17%          65%    2,211 (1997)
                                                                                                                      1,983 (1988)
Anne Arundel County                     (31)          (30)        3/20/97 (33)         1,900      17%          65%           2,536
(BWI), MD (12)
Troy, MI (12)                           (32)          (30)        3/20/97 (33)         2,100      17%          65%           1,936
Austin, TX (12)                         (32)          (30)        3/20/97 (33)         1,900      17%          65%           1,961
San Antonio, TX                         (34)          (17)        5/16/97              1,773      17%          65%           3,640
Nashville, TN                                         (35)        6/05/97                900      17%          65%           1,585
Dallas (Market Center), TX                            (17)        6/30/97              2,300      17%          65%           2,896
Syracuse, NY                                          (17)        6/30/97              1,400      17%          65%           3,245
Atlanta (Galleria), GA (37)                           (36)        6/30/97 (33)         2,155      17%          65%           3,777
College Park (Atlanta Airport), GA (38)               (36)        6/30/97 (33)         2,426      17%          65%           5,033
Dallas (Park Central), TX (38)                        (36)        6/30/97 (33)         5,091      17%          65%           6,490
Rosemont (O'Hare Airport), IL (37)                    (36)        6/30/97 (33)         3,522      17%          65%           2,760
Phoenix (Crescent), AZ (38)                           (36)        6/30/97 (33)         2,908      17%          65%           6,218
Durham, NC (12)                                       (35)        7/28/97              1,700      17%          65%           1,900
Lake Buena Vista, FL (12)                             (35)        7/28/97              2,900      17%          65%           2,272
Tampa (Rocky Point), FL (12)                          (35)        7/28/97              1,700      17%          65%           1,939
Philadelphia Society Hill, PA (38)      (38)          (36)        9/30/97 (33)         3,834      17%          65%           5,220
Burlington, VT (38)                                   (40)        12/4/97              2,252      17%          65%           3,181
Dayton, OH (41)                                       (35)       12/30/97                797      17%          65%           1,331
Columbus, OH (12)                       (32)          (35)        2/6/98               1,534      17%          65%           1,900
Wilmington, DE (42)                     (32)          (30)        3/20/98                901      17%          65%     2,284 (1998)
                                                                                                                       2,195 (1999
                                                                                                                             -2001)
                                                                                                                       2,506 (2002)
Denver, CO (41)                         (32)          (30)        4/14/98              1,759      17%          65%           2,712
Atlanta (College Park), GA                                        5/1/98               1,700      17%          65%           3,421

                                                                                                     Annual
                                                                                                Percentage Rent
                                                                                               ------------------
Hotel Location/Franchise/                                                                                              Suite
-------------------------                                       Commencement     Annual          First    Second      Revenue
Manager (1)                         Lessor (2)    Lessee (3)        Date       Base Rent (4)   Tier (5)   Tier (6)   Breakpoint (4)
-----------                         ----------    ----------    ------------   -------------   --------   --------   --------------
Palm Desert, CA                                                       5/1/98        1,700          17%          65%          3,181
Lexington, KY (37)                                    (36)            5/1/98        1,500          17%          65%            413
Phoenix, AZ                                                           5/1/98        1,900          17%          65%          2,354
Tempe, AZ                                                             5/1/98        2,500          17%          65%          2,535
Cypress Creek (Ft. Lauderdale),
 FL (37)                                              (36)            5/1/98        1,982          17%          65%          2,944
Irving (DFW), TX (12)                                                 5/1/98        2,884          17%          65%          2,994
Dallas (Campbell Centre), TX (41)       (32)          (30)            5/29/98       2,230          17%          65%          2,834
St. Louis (Downtown) MO                                               5/1/98        1,800          17%          65%          4,657
Montgomery (East I-85), AL (43)         (44)          (45)            7/28/98         821          10%          70%          2,014
Texarkana (I-30), AR (43)               (44)          (45)            7/28/98         615          10%          70%          1,594
Flagstaff, AZ (46)                      (44)          (45)            7/28/98         294           0%          70%            951
Scottsdale, AZ (47)                     (44)          (45)            7/28/98         969          10%          70%          1,511
Pleasanton, CA (48)                     (44)          (45)            7/28/98       2,365          10%          70%          3,478
San Diego (On the Bay), CA (43)         (44)          (45)            7/28/98       7,109          10%          70%         10,066
San Francisco (Financial Dist.),
 CA (43)                                (44)          (45)            7/28/98       6,855          10%          70%          9,906
San Francisco (Fisherman's Wharf),      (44)          (45)            7/28/98       7,300          10%          70%         10,950
 CA (43)
San Jose North (Milpitas), CA (43)      (44)          (45)            7/28/98       4,569          10%          70%          3,997
Santa Barbara, CA (43)                  (49)          (50)            7/28/98       1,055          10%          70%          1,487
Irvin (Orange County Airport), CA (51)  (44)          (45)            7/28/98       2,280          10%          70%          4,672
San Francisco (Union Square), CA (51)   (44)          (45)            7/28/98       5,079          10%          70%         11,500
Cambridge, CN (43)                      (52)          (52)            7/28/98         558          10%          70%          1,406
Kitchener Waterloo, CN (43)             (52)          (52)            7/28/98         791          10%          70%          1,818
Peterborough (Waterfront), CN (43)      (52)          (52)            7/28/98         701          10%          70%          1,454
Sarnia, CN (43)                         (52)          (52)            7/28/98         618          10%          70%          1,526
Toronto (Yorkdale), CN (43)             (52)          (52)            7/28/98       1,856          10%          70%          4,661
Toronto (Airport), CN (43)              (52)          (52)            7/28/98       2,435          10%          70%          4,923

                                                                                                     Annual
                                                                                                Percentage Rent
                                                                                               ------------------
Hotel Location/Franchise/                                                                                              Suite
-------------------------                                       Commencement     Annual          First    Second      Revenue
Manager (1)                         Lessor (2)    Lessee (3)        Date       Base Rent (4)   Tier (5)   Tier (6)   Breakpoint (4)
-----------                         ----------    ----------    ------------   -------------   --------   --------   --------------
Colorado Springs (Central), CO (53)     (44)          (45)            7/28/98         537            0%         70%         1,229
Colorado Springs (North), CO (54)       (44)          (45)            7/28/98         552            0%         70%         1,061
Hartford (Downtown), CT (43)            (44)          (45)            7/28/98       1,549           10%         70%         4,511
Stamford, CT (51)                       (44)          (45)            7/28/98       2,274           10%         70%         6,559
Cocoa Beach (Oceanfront Resort),
FL (43)                                 (44)          (45)            7/28/98       2,105           10%         70%         6,122
Tampa (Busch Gardens), FL (43)          (44)          (45)            7/28/98       1,366            0%         70%         3,666
Orlando (Disney Main Gate), FL (43)     (44)          (45)            7/28/98       2,480           10%         70%         5,584
Orlando (Int'l. Drive Resort), FL (43)  (44)          (45)            7/28/98       4,467           10%         70%         7,830
Miami (Int'l. Airport), FL (51)         (44)          (45)            7/28/98       2,329           10%         70%         3,900
Orlando (Int'l. Airport), FL (51)       (44)          (45)            7/28/98       1,516           10%         70%         3,917
Atlanta (Downtown), GA (55)             (44)          (45)            7/28/98       1,272           10%         70%         1,985
Atlanta (Airport), GA (48)              (44)          (45)            7/28/98       2,577           10%         70%         5,237
Atlanta (Downtown), GA (47)             (44)          (45)            7/28/98         860           10%         70%         2,317
Marietta, GA (56)                       (44)          (45)            7/28/98         537           10%         70%         1,283
Atlanta (Powers Ferry), GA (57)         (49)          (50)            7/28/98       1,784           10%         70%         3,442
Atlanta (Airport North), GA (43)        (49)          (50)            7/28/98       2,976           10%         70%         4,971
Atlanta (Airport South), GA (43)        (49)          (50)            7/28/98         565            0%         70%         1,439
Columbus (Airport North), GA (43)       (44)          (45)            7/28/98         559           10%         70%         2,084
Atlanta (I-20 East), GA (53)            (44)          (45)            7/28/98          93            0%         70%         1,114
Pittsburgh, PA (51)                                                   6/25/98       2,033           17%         65%         2,824
Atlanta (Perimeter Dunwoody), GA (51)   (49)          (50)            7/28/98       1,555           10%         70%         2,963
Davenport, IA (56)                      (58)          (45)            7/28/98         389           10%         70%           571
Davenport, IA (43)                      (58)          (45)            7/28/98         733            0%         70%           991
Chicago, IL (59)                        (44)          (45)            7/28/98       5,266            0%         70%         9,034
Moline, IL (56)                         (60)          (45)            7/28/98         437           10%         70%           549
Moline (Airport), IL (56)               (60)          (45)            7/28/98         255            0%         70%         1,090
Moline (Airport), IL (43)               (60)          (45)            7/28/98         681            0%         70%           363

                                                                                                     Annual
                                                                                                Percentage Rent
                                                                                               ------------------
Hotel Location/Franchise/                                                                                              Suite
-------------------------                                       Commencement     Annual          First    Second      Revenue
Manager (1)                         Lessor (2)    Lessee (3)        Date       Base Rent (4)   Tier (5)   Tier (6)   Breakpoint (4)
-----------                         ----------    ----------    ------------   -------------   --------   --------   --------------
Hays, KS (56)                           (58)          (45)            7/28/98           197         10%        70%          444
Great Bend, KS (43)                     (58)          (45)            7/28/98           311          0%         5%        1,124
Hays, KS (43)                           (58)          (45)            7/28/98           282          0%        70%          659
Salina, KS (43)                         (58)          (45)            7/28/98           524          0%        70%          828
Colby, KS (53)                          (61)          (45)            7/28/98            96          0%        70%          478
Salina, (I-70), KS (53)                 (49)          (45)            7/28/98           187          0%        70%          346
Secaucus(Meadowlands),N.J. (48)                                       4/30/98         2,208         17%        65%        4,728
New Orleans (French Quarter), LA (43)   (49)          (50)            7/28/98         3,525         10%        70%        2,725
Boston (Government Center), MA (51)     (44)          (45)            7/28/98         4,570         10%        70%        4,966
Kansas City (Northeast), MO (43)        (44)          (45)            7/28/98           931         10%        70%        1,877
St. Louis/Westport, MO (43)             (62)          (45)            7/28/98         1,439         10%        70%        4,409
Jackson (Downtown), MS (48)             (49)          (50)            7/28/98         1,224          0%        70%        3,511
Jackson (North), MS (56)                (44)          (45)            7/28/98           477         10%        70%          997
Jackson (North), MS (57)                (49)          (45)            7/28/98           863         10%        70%        2,087
Whispering Woods, MS (43)               (44)          (45)            7/28/98         2,001          0%        70%        3,002
Jackson (Southwest), MS (43)            (49)          (50)            7/28/98           562          0%        70%        2,220
Omaha (Southwest), NE (56)              (58)          (45)            7/28/98           515          0%        70%          502
Omaha (Central), NE (56)                (58)          (45)            7/28/98           522         10%        70%        1,119
Omaha (Old Mill), NE (43)               (58)          (45)            7/28/98         1,365          0%        70%        1,952
Omaha (Southwest), NE (53)              (58)          (45)            7/28/98           280         10%        70%          396
Omaha (Central I-80), NE (43)           (58)          (45)            7/28/98         1,366          0%        70%        1,943
Omaha, NE (63)                          (58)          (45)            7/28/98           645         10%        70%          635
Albuquerque (Mountainview), NM (43)     (44)          (45)            7/28/98           501          0%        70%        3,094
Philadelphia (Independence Mall),
PA (43)                                 (64)          (45)            7/28/98         2,501         10%        70%        6,585
Philadelphia (Center City), PA (51)     (64)          (45)            7/28/98         3,809         10%        70%        9,007
Columbia (Airport), SC (43)             (44)          (45)            7/28/98           327          0%        70%        1,194
Spartanburg (West), SC (43)             (44)          (45)            7/28/98           476          0%        70%        1,604

                                                                                                     Annual
                                                                                                Percentage Rent
                                                                                               ------------------
Hotel Location/Franchise/                                                                                              Suite
-------------------------                                       Commencement     Annual          First    Second      Revenue
Manager (1)                         Lessor (2)    Lessee (3)        Date       Base Rent (4)   Tier (5)   Tier (6)   Breakpoint (4)
-----------                         ----------    ----------    ------------   -------------   --------   --------   --------------
Greenville (Roper), SC (51)             (44)          (45)         7/28/98        1,467           10%       70%         2,596
Charleston (Mills House), SC (43)       (44)          (45)         7/28/98        2,047           10%       70%         4,016
Chattanooga (Southeast I-75), TN        (44)          (45)         7/28/98          215            0%       70%         1,613
(43)
Knoxville (West), TN (43)               (44)          (45)         7/28/98        1,270           10%       70%         1,972
Nashville (Briley Parkway), TN (51)     (44)          (45)         7/28/98        2,105           10%       70%         5,690
Dallas, TX (48)                         (65)          (45)         7/28/98        2,860           10%       70%         3,571
Houston (Galleria), TX (55)             (44)          (45)         7/28/98        1,198           10%       70%         2,424
Dallas (Regal Row), TX (47)             (44)          (45)         7/28/98          579           10%       70%         1,588
Houston ( I-10 East), TX (47)           (44)          (45)         7/28/98          336            0%       70%         1,132
Houston (Galleria), TX (47)             (44)          (45)         7/28/98          381           10%       70%         1,116
Dallas (Downtown), TX (56)              (44)          (45)         7/28/98        1,299           10%       70%         2,831
Houston ( I-10 East), TX (56)           (44)          (45)         7/28/98          359           10%       70%           731
Addison, TX (48)                        (65)          (45)         7/28/98        1,846           10%       70%         5,294
Dallas, TX (57)                         (66)          (45)         7/28/98        1,478           10%       70%         2,793
Dallas (Market Center), TX (48)         (49)          (50)         7/28/98        2,077           10%       70%         3,790
Dallas (DFW Airport), TX (57)           (65)          (45)         7/28/98        5,853           10%       70%         4,836
Plano, TX (57)                          (66)          (45)         7/28/98        1,779           10%       70%         2,983
Dallas (DFW Airport), TX (57)           (49)          (50)         7/28/98        1,608           10%       70%         1,350
Houston (Medical Center), TX (57)       (49)          (50)         7/28/98        1,192           10%       70%         2,716
Amarillo (I-40), TX (43)                (44)          (45)         7/28/98          757           10%       70%         1,930
Austin (Town Lake), TX (43)             (44)          (45)         7/28/98        1,312           10%       70%         4,078
Beaumont (Midtown I-10), TX (43)        (44)          (45)         7/28/98          633           10%       70%         1,806
Houston (Intercontinental Airport),     (49)          (50)         7/28/98        2,758           10%       70%         3,980
TX (43)
Houston (Medical Center), TX (43)       (49)          (50)         7/28/98        1,727           10%       70%         3,955
Midland (Country Villa), TX (43)        (67)          (45)         7/28/98          504            0%       70%           936
Plano, TX (43)                          (44)          (45)         7/28/98          538           10%       70%         1,629
San Antonio (Downtown), TX (43)         (44)          (45)         7/28/98        1,669           10%       70%         3,151
Waco (I-35), TX (43)                    (44)          (45)         7/28/98          681           10%       70%         1,466

                                                                                                     Annual
                                                                                                Percentage Rent
                                                                                               ------------------
Hotel Location/Franchise/                                                                                              Suite
-------------------------                                       Commencement     Annual          First    Second      Revenue
Manager (1)                         Lessor (2)    Lessee (3)        Date       Base Rent (4)   Tier (5)   Tier (6)   Breakpoint (4)
-----------                         ----------    ----------    ------------   -------------   --------   --------   --------------
Odessa (Parkway), TX (53)               (67)          (45)          7/28/98           318          0%        70%           548
Odessa (Centre), TX (43)                (67)          (45)          7/28/98           487          0%        70%           867
Houston (I-10 West), TX (51)            (44)          (45)          7/28/98         1,942         10%        70%         5,003
Houston (Greenway Plaza), TX (51)       (49)          (50)          7/28/98         1,622         10%        70%         4,617
San Antonio (Airport), TX (51)          (44)          (45)          7/28/98         1,981         10%        70%         4,090
Salt Lake City (Airport), UT (43)       (68)                        7/28/98           946         10%        70%         1,768
Leominster (Four Points), MA (59)       (69)                        7/28/98           731          0%        70%         2,422
Dallas (Bristol House), TX (59)                                     7/28/98           929         10%        70%           783
--------------------

         (1) Unless otherwise noted, the hotels under each Lease Agreement are operated as Embassy Suites(R) hotels under a commitment or license agreement with Promus Hotels, Inc., and the Manager as defined in each Lease Agreement is Promus Hotels, Inc. or an affiliate thereof.

         (2) Unless otherwise noted, Lessor as defined in each Lease Agreement is FelCor Lodging Limited Partnership
                  ("Partnership").

         (3) Unless otherwise noted, Lessee as defined in each Lease Agreement is DJONT Operations, L.L.C., a Delaware limited liability company.

         (4) The amount shown represents the amount set forth in each Lease Agreement as the annual Base Rent and the threshold suite revenue amount. Both of these amounts are subject to adjustment for changes in the consumer price index and may not represent the actual amount currently required under each Lease Agreement.

         (5) Represents percentage of suite revenue payable as Percentage Rent up to suite revenue breakpoint.

         (6) Represents percentage of suite revenue payable as Percentage Rent in excess of suite revenue breakpoint.

         (7) The Manager as defined in this Lease Agreement is American General Hospitality, Inc.

         (8)      The Lessee is FCOAM Inc.

         (9) The Lessor as defined in this Lease Agreement is Promus/FelCor Lombard Venture, a joint venture between the Partnership and Promus Hotels, Inc.

         (10) The Lessor as defined in these Lease Agreements is FelCor/CSS Holdings, L.P., of which the Partnership is a 99% limited partner and another subsidiary of the Company is a 1% general partner.

         (11) The Lessor as defined in this Lease Agreement is FelCor/St. Paul Holdings, L.P., of which the Partnership is a 99% limited partner and another subsidiary of the Company is a 1% general partner.

         (12) The hotels under these Lease Agreements are operated as Doubletree Guest Suites(R) hotels.

         (13) The hotel under this Lease Agreement is operated as a Hilton Suites(R) hotel under a franchise or license agreement with Hilton Inns, Inc., and the Manager as defined in this Lease Agreement is American General Hospitality, Inc.

         (14) The Lessor as defined in this Lease Agreement is Los Angeles International Airport Hotel Associates, a limited partnership of which the Partnership is the sole general partner and of which the Partnership has an approximate 97% partnership interest.
         (15) The Manager as defined in this Lease Agreement is Coastal Hotel Group, Inc.

         (16) The Lessee as defined in the Lease Agreement for these hotels is DJONT Leasing, L.L.C., a Delaware limited liability company, pursuant to an assignment of the applicable Lease Agreement from DJONT Operations, L.L.C.

         (17) The Lessee as defined in the Lease Agreement for these hotels is DJONT Leasing, L.L.C., a Delaware limited liability company.

         (18) The Lessor as defined in this Lease Agreement is MHV Joint Venture, a joint venture between the Partnership and Promus Hotels, Inc.

         (19) The Lessor as defined in this Lease Agreement is Promus/FelCor Parsippany Venture, a joint venture between the Partnership and Promus Hotels, Inc.

         (20) The Lessor as defined in this Lease Agreement is E.S. Charlotte, a Minnesota limited partnership, of which the Partnership owns a 49% limited partner interest and FelCor/CSS Hotels, L.L.C., a Delaware limited liability company and subsidiary of the Partnership, owns a 1% general partner interest.

         (21) The Lessor as defined in this Lease Agreement is E.S. North, a Indiana Limited Partnership, of which the Partnership owns a 49% limited partner interest and FelCor/CSS Hotels, L.L.C., a Delaware limited liability company and subsidiary of the Partnership, owns a 1% general partner interest.

         (22) The Lessor as defined in this Lease Agreement is EPT San Antonio Limited Partnership, of which the Partnership owns 49% and FelCor Eight Hotels, L.L.C. a subsidiary of the Partnership ("FelCor Eight") owns a 1% general partner interest.

         (23) The Lessor as defined in this Lease Agreement is EPT Raleigh Limited Partnership, of which the Partnership owns 49% and FelCor Eight owns a 1% general partner interest.

         (24) The Lessor as defined in this Lease Agreement is EPT Overland Park Limited Partnership, of which the Partnership owns 49% and FelCor Eight owns a 1% general partner interest.

         (25) The Lessor as defined in this Lease Agreement is EPT Meadowlands Limited Partnership, of which the Partnership owns 49% and FelCor Eight owns a 1% general partner interest.

         (26) The Lessor as defined in this Lease Agreement is EPT Kansas City Limited Partnership, of which the Partnership owns 49% and FelCor Eight owns a 1% general partner interest.

         (27) The Lessor as defined in this Lease Agreement is EPT Covina Limited Partnership, of which the Partnership owns 49% and FelCor Eight owns a 1% general partner interest.

         (28) The Lessor as defined in this Lease Agreement is EPT Austin Limited Partnership, of which the Partnership owns 49% and FelCor Eight owns a 1% general partner interest.

         (29) The Lessor as defined in this Lease Agreement is EPT Atlanta-Perimeter Center Limited Partnership, of which the Partnership owns 49% and FelCor Eight owns a 1% general partner interest.

         (30) The Lessee as defined in the Lease Agreement for this hotel is FCH/DT Leasing, L.L.C., a Delaware limited liability company.

         (31) The Lessor as defined in the Lease Agreement is FCH/DT BWI Holdings, L.P., a Delaware limited partnership.

         (32) The Lessor as defined in these Lease Agreements is FCH/DT Holdings, L.P., a Delaware limited partnership.

         (33) The Lease is for a term of 15 years and contains an automatic renewal provision, pursuant to which the Lease shall be extended for an additional five-year term if the corresponding Management Agreement is extended pursuant to the terms thereof for an additional five-year period.

         (34) The Lessor is Promus/FelCor San Antonio Venture, a Texas general partnership.

         (35) The Lessee is FCH/DT Leasing II, L.L.C., a Delaware limited liability company.

         (36) The Lessee is FCH/SH Leasing, L.L.C., a Delaware limited liability company.

         (37) The hotel under this Lease Agreement is operated as a Sheraton Suites(R) hotel and managed by a subsidiary of Starwood Hotels & Resorts.

         (38) The hotel under this Lease Agreement is operated as a Sheraton(R) hotel and managed by a subsidiary of Starwood Hotels & Resorts.

         (39) The Lessor is FCH/PSH, L.P., a Pennsylvania limited partnership.

         (40) The Lessee is FCH/SH Leasing II, L.L.C., a Delaware limited liability company.

         (41) The hotel under this lease agreement is operated as a Doubletree(R) hotel.

         (42) The hotel under this lease agreement is currently operated as a Radisson(R) hotel.

         (43) The hotel under this lease agreement is operated as a Holiday Inn(R).

         (44) The Lessor is FelCor Hotel Asset Company, L.L.C., a Delaware limited liability company.

         (45) The Lessee is Bristol Hotel Tenant Company, a Delaware corporation.

         (46)     The hotel under this lease agreement is operated as a Days
                  Inn(R).

         (47) The hotel under this lease agreement is operated as a Fairfield Inn(R).

         (48) The hotel under this lease agreement is operated as a Crowne Plaza(R).

         (49) The lessor is FelCor Lodging Company, L.L.C., a Delaware limited liability company.

         (50) The Lessee is Bristol Lodging Tenant Company, a Delaware corporation.

         (51) The hotel under this lease agreement is operated as a Holiday Inn Select(R).

         (52)     The lessor is FelCor Canada Co. and the lessee is BHTC Canada,
                  Inc.

         (53) The hotel under this agreement is operated as a Holiday Inn Express(R).

         (54)     The hotel under this agreement is operated as a Ramada Inn(R).

         (55) The hotel under this agreement is operated as a Courtyard by Marriott(R).

         (56)     The hotel under this agreement is operated as a Hampton
                  Inn(R).

         (57)     The hotel under this agreement is operated as a Harvey
                  Hotel(R).

         (58) The lessor is FelCor Omaha Hotel Company, L.L.C., a Delaware limited liability company.

         (59)     The hotel under this agreement is a non-branded hotel.

         (60) The lessor is FelCor Moline Hotel, L.L.C., a Delaware limited liability corporation.

         (61)     The lessor as defined in the lease agreement

         (62) The lessor is FelCor St. Louis Company, L.L.C., a Delaware limited liability corporation.

         (63) The hotel under this agreement is operated as a Homewood Suites Hotel.

         (64) The lessor is FelCor Pennsylvania Company, L.L.C., a Delaware limited liability corporation.

         (65)     The lessor is FelCor Hotel Company Ltd., a Texas corporation.

         (66) The lessor is FelCor Hotels Investments II, Ltd., a Texas corporation.

         (67) The lessor is FelCor Country Villa Hotel, L.L.C., a Delaware limited liability corporation.

         (68) The lessor is FelCor Salt Lake, L.L.C., a Delaware limited liability corporation and the lessee is Bristol Salt Lake Tenant Company, a Delaware corporation.

         (69) The lessor is FelCor Hospitality Company, L.L.C., a Delaware limited liability company and the lessee is Bristol Hospitality Tenant Company.